SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 23, 2003
(Date of earliest event reported)

Commission File No.:  333-102644


                       GE Commercial Mortgage Corporation
             (Exact name of registrant as specified in its charter)
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       Delaware                                                 02-0666931
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      (State or Other                                        (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)


292 Long Ridge Road, Stamford, Connecticut                        06927
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(Address of Principal Executive Office)                         (Zip Code)


                                 (203) 357-4000
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              (Registrant's telephone number, including area code)


ITEM 5.     Other Events.

            Attached as Exhibit 99.1 to this Current Report are certain term sheets (the "Structural Term Sheet"), furnished to the Registrant by Banc of America Securities LLC (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2003-C2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-102644) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheet by reference in the Registration Statement.

            The Structural Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheet.

            Any statement or information contained in the Structural Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                                      Structural Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          GE COMMERCIAL MORTGAGE CORPORATION


                                          By:  /s/  Daniel Vinson
                                             ---------------------------------
                                             Name: Daniel Vinson
                                             Title: Authorized Signatory

Date: July 23, 2003

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               ---------------

   99.1                Structural Term Sheet                          E